                                  EXHIBIT 32.b

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                            CERTIFICATION PURSUANT TO

                                 18 U.S.C. 1350,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Morgan Beaumont, Inc. (the "Company") on Form 10-KSB for the period ended September 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Theodore Misiewicz, in my capacity as Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

                  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                                       /S/ THEODORE MISIEWICZ
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           Date: December 23, 2005                     Theodore Misiewicz
                                                       Chief Financial Officer